OCTOBER 4, 2016

SUPPLEMENT TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2016, AS RESTATED AUGUST 10, 2016

Effective immediately, the above referenced Statement of Additional Information is revised as follows:

1.              Under the heading “Investment Objectives and Policies – D. Classification,” the first sentence in the first paragraph is deleted in its entirety and replaced with the following:

Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, has elected to be classified as a diversified series of an open-end management investment company.

2.              Under the heading “Investment Objectives and Policies – D. Classification,” the second paragraph is deleted in its entirety and replaced with the following:

Emerging Markets Local Debt Fund and World Bond Fund each has elected to be classified as a non-diversified series of an open-end management investment company, which means that these Funds are not required to comply with the diversification rules of the 1940 Act set forth in the prior paragraph, although each such Fund must meet the tax-related diversification requirements set forth in Section C above.

3.              Under the heading “Investment Risks,” the “X” next to “Non-Diversification Risk” for the Floating Rate High Income Fund is removed.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.

October 2016